Exhibit 99.1

Oceaneering Reports Second Quarter 2019 Results

HOUSTON, July 24, 2019 – Oceaneering International, Inc. ("Oceaneering") (NYSE:OII) today reported a net loss of $35.2 million, or $(0.36) per share, on revenue of $496 million for the three months ended June 30, 2019. During the prior quarter ended March 31, 2019, Oceaneering reported a net loss of $24.8 million, or $(0.25) per share, on revenue of $494 million, and an adjusted net loss of $23.9 million, or $(0.24) per share.

Adjusted operating income (loss), operating margins, net income (loss) and earnings (loss) per share, EBITDA and adjusted EBITDA (as well as EBITDA and adjusted EBITDA margins and forecasted 2019 EBITDA) and free cash flow are non-GAAP measures that exclude the impacts of certain identified items. Reconciliations to the corresponding GAAP measures are shown in the tables Adjusted Net Income (Loss) and Diluted Earnings (Loss) per Share (EPS), EBITDA and EBITDA Margins, 2019 EBITDA Estimates, Free Cash Flow, Adjusted Operating Income (Loss) and Margins by Segment, and EBITDA and Adjusted EBITDA and Margins by Segment. These tables are included below under the caption Reconciliations of Non-GAAP to GAAP Financial Information.

Summary of Results
(in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	Jun 30,		Mar 31,	Jun 30,

	2019	2018	2019	2019	2018

Revenue	$495,781	$478,674	$493,886	$989,667	$895,087
Gross Margin	41,983	29,728	27,587	69,570	48,556
Income (Loss) from Operations	(9,635)	(19,637)	(21,714)	(31,349)	(46,786)
Net Income (Loss)	(35,182)	(33,076)	(24,827)	(60,009)	(82,209)

Diluted Earnings (Loss) Per Share	$(0.36)	$(0.34)	$(0.25)	$(0.61)	$(0.83)

Roderick A. Larson, President and Chief Executive Officer of Oceaneering, stated, "Overall, the sequential improvement in our second quarter 2019 operating results met our expectations. Our energy segments, as a whole, performed well, while our non-energy segment, Advanced Technologies, fell short of our expectations. Unallocated Expenses were lower than forecast. For the second quarter, consolidated EBITDA of $40.3 million was in line with consensus estimates, and we generated $12.7 million of free cash flow.

"Sequentially, ROV operating income improved as expected, resulting from higher seasonal activity for vessel-based services and an increase in the number of working floating rigs for which we provide drill support. Our fleet use during the quarter was 63% in drill support and 37% in vessel-based activity, compared to 69% and 31%, respectively, during the prior quarter. Revenue grew 20%, principally due to the 19% increase in ROV days on hire. ROV EBITDA margin improved by 23 basis points to 30%.

"At the end of June 2019, our ROV fleet size was 276 vehicles, utilization improved to 62% from 53% in the first quarter, and we had ROV contracts on 101 of the 161 floating rigs under contract, resulting in a drill support market share of 63%.

"Subsea Products operating income improved during the second quarter of 2019 on a modest sequential increase in quarterly revenue. These operating results were better than expected due to a substantial increase in revenue within our manufactured products business and an exceptional operating margin within our service and rental business. Our Subsea Products backlog at June 30, 2019 was $596 million, compared to our March 31, 2019 backlog of $464 million. This includes the recently announced award for umbilicals, hardware and aftermarket services related to the Mozambique LNG project. Our book-to-bill ratio for the trailing twelve months was 1.65.

"The second quarter 2019 Subsea Projects operating income was sequentially lower than forecast as the expected increase in call-out work did not materialize, and operational issues on a couple of projects caused cost overruns. We continue to believe that pricing for diving and deepwater vessel services in our international and U.S. Gulf of Mexico markets has generally stabilized. We are pleased to report that the Ocean Evolution was put to work on her first project in June.

"The second quarter 2019 Asset Integrity operating results decreased slightly on flat revenue compared to the first quarter, as pricing for inspection services remains very competitive.

"For our non-energy segment, Advanced Technologies, second quarter 2019 operating income declined sequentially, predominantly due to our not securing a large anticipated U.S. Navy contract and production timing associated with certain theme park projects. Unallocated Expenses were lower quarter over quarter, as we deferred expenditures into the second half of 2019.

"For the third quarter of 2019, compared to the second quarter, we are expecting a slight improvement in our overall operating results on moderately higher revenue. For our energy segments, we expect declines in operating contribution from our ROV segment on flat activity levels due to a change in operating mix, a decline in profitability in Subsea Products, due to a greater proportion of segment revenue coming from manufacturing, and relatively flat results in our Subsea Projects and Asset Integrity segments. For our non-energy segment, Advanced Technologies, we expect revenue to increase and operating margins to improve to the low double-digit range. Unallocated Expenses are expected to be in the mid-$30 million range.

"For the first half of 2019, we generated $70.7 million of adjusted EBITDA. Based on our first half results and our expectations for the remainder of the year, we are narrowing our EBITDA guidance by lowering the top end of our guidance range from $180 million to $170 million, due primarily to project call-out work not materializing to the degree necessary to achieve the high end of our prior guidance. We now expect our 2019 adjusted EBITDA to be between $150 million and $170 million.

"Our confidence in our guidance for the second half of 2019 is based on our existing backlog and expected order intake in Subsea Products and Advanced Technologies, as well as our anticipation of an increase in the number of working floating drilling rigs. We are affirming our expectation to generate positive free cash flow for the full year 2019."

This release contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected business, financial performance and prospects of Oceaneering. More specifically, the forward-looking statements in this press release include the statements concerning Oceaneering’s: outlook and EBITDA guidance for the third quarter and full year of 2019; projected positive free cash flow; anticipated consolidated EBITDA and segment EBITDA contributions; expected segment contributions to periodic and full-year 2019 operating results; Subsea Products backlog; Subsea Products and Advanced Technologies order intake; forecasted Unallocated Expenses; and overall view of market conditions, including an anticipated increase in working floating drilling rigs. The forward-looking statements included in this release are based on our current expectations and are subject to certain risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Among the factors that could cause actual results to differ materially include: factors affecting the level of activity in the oil and gas industry; supply and demand of drilling rigs; oil and natural gas demand and production growth; oil and natural gas prices; fluctuations in currency markets worldwide; future global economic conditions; the loss of major contracts or alliances; future performance under our customer contracts; and the effects of competition. For a more complete discussion of these and other risk factors, please see Oceaneering’s latest annual report on Form 10-K and subsequent quarterly reports on Form 10‑Q filed with the Securities and Exchange Commission.

Oceaneering is a global provider of engineered services and products, primarily to the offshore energy industry. Through the use of its applied technology expertise, Oceaneering also serves the defense, entertainment, and aerospace industries.

For more information on Oceaneering, please visit www.oceaneering.com.

Contact:
Mark Peterson
Vice President, Corporate Development and Investor Relations
Oceaneering International, Inc.
713-329-4507
investorrelations@oceaneering.com

- Tables follow on next page -

OCEANEERING INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

				Jun 30, 2019	Dec 31, 2018
				(in thousands)
ASSETS
Current assets (including cash and cash equivalents of $355,838 and $354,259)				$1,195,193	$1,244,889
Net property and equipment				947,787	964,670
Other assets				795,655	615,439
Total Assets				$2,938,635	$2,824,998

LIABILITIES AND EQUITY
Current liabilities				$491,044	$494,741
Long-term debt				795,639	786,580
Other long-term liabilities				292,919	128,379
Equity				1,359,033	1,415,298
Total Liabilities and Equity				$2,938,635	$2,824,998

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended			For the Six Months Ended
	Jun 30, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2019	Jun 30, 2018
	(in thousands, except per share amounts)

Revenue	$495,781	$478,674	$493,886	$989,667	$895,087
Cost of services and products	453,798	448,946	466,299	920,097	846,531
Gross margin	41,983	29,728	27,587	69,570	48,556
Selling, general and administrative expense	51,618	49,365	49,301	100,919	95,342
Income (loss) from operations	(9,635)	(19,637)	(21,714)	(31,349)	(46,786)
Interest income	1,848	2,950	2,604	4,452	5,542
Interest expense, net of amounts capitalized	(10,199)	(8,802)	(9,424)	(19,623)	(18,173)
Equity in income (losses) of unconsolidated affiliates	—	(737)	(164)	(164)	(1,580)
Other income (expense), net	7	(3,556)	719	726	(12,030)
Income (loss) before income taxes	(17,979)	(29,782)	(27,979)	(45,958)	(73,027)
Provision (benefit) for income taxes	17,203	3,294	(3,152)	14,051	9,182
Net Income (Loss)	$(35,182)	$(33,076)	$(24,827)	$(60,009)	$(82,209)

Weighted average diluted shares outstanding	98,929	98,531	98,714	98,822	98,457
Diluted earnings (loss) per share	$(0.36)	$(0.34)	$(0.25)	$(0.61)	$(0.83)

The above Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Operations should be read in conjunction with the Company's latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

SEGMENT INFORMATION

	For the Three Months Ended			For the Six Months Ended
	Jun 30, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2019	Jun 30, 2018
	($ in thousands)

Remotely Operated Vehicles
Revenue	$120,363	$107,426	$100,346	$220,709	$193,020
Gross margin	$17,360	$12,176	$9,421	$26,781	$17,131
Operating income (loss)	$8,688	$4,542	$1,418	$10,106	$2,144
Operating income (loss) %	7%	4%	1%	5%	1%
Days available	25,006	25,386	24,506	49,512	50,524
Days utilized	15,423	13,654	12,942	28,365	24,688
Utilization	62%	54%	53%	57%	49%

Subsea Products
Revenue	$138,910	$121,704	$128,844	$267,754	$248,392
Gross margin	$21,029	$16,075	$12,315	$33,344	$31,080
Operating income (loss)	$7,413	$2,295	$(476)	$6,937	$4,050
Operating income (loss) %	5%	2%	—%	3%	2%
Backlog at end of period	$596,000	$245,000	$464,000	$596,000	$245,000

Subsea Projects
Revenue	$75,104	$78,036	$89,728	$164,832	$134,896
Gross margin	$5,472	$(5,145)	$9,033	$14,505	$(4,028)
Operating income (loss)	$87	$(10,358)	$2,892	$2,979	$(12,717)
Operating income (loss) %	—%	(13)%	3%	2%	(9)%

Asset Integrity
Revenue	$61,156	$67,422	$60,689	$121,845	$128,710
Gross margin	$6,423	$9,461	$6,272	$12,695	$17,479
Operating income (loss)	$(1,302)	$3,357	$(713)	$(2,015)	$5,036
Operating income (loss) %	(2)%	5%	(1)%	(2)%	4%

Advanced Technologies
Revenue	$100,248	$104,086	$114,279	$214,527	$190,069
Gross margin	$13,386	$13,999	$15,248	$28,634	$21,821
Operating income (loss)	$7,241	$7,886	$9,599	$16,840	$9,554
Operating income (loss) %	7%	8%	8%	8%	5%

Unallocated Expenses
Gross margin	$(21,687)	$(16,838)	$(24,702)	$(46,389)	$(34,927)
Operating income (loss)	$(31,762)	$(27,359)	$(34,434)	$(66,196)	$(54,853)

Total
Revenue	$495,781	$478,674	$493,886	$989,667	$895,087
Gross margin	$41,983	$29,728	$27,587	$69,570	$48,556
Operating income (loss)	$(9,635)	$(19,637)	$(21,714)	$(31,349)	$(46,786)
Operating income (loss) %	(2)%	(4)%	(4)%	(3)%	(5)%

SELECTED CASH FLOW INFORMATION

	For the Three Months Ended			For the Six Months Ended
	Jun 30, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2019	Jun 30, 2018
	(in thousands)

Capital Expenditures, including Acquisitions	$40,898	$27,798	$29,964	$70,862	$121,928

Depreciation and amortization:
Energy Services and Products
Remotely Operated Vehicles	$26,871	$28,269	$27,990	$54,861	$55,911
Subsea Products	12,366	14,914	12,991	25,357	28,939
Subsea Projects	7,550	13,053	7,882	15,432	21,366
Asset Integrity	1,570	1,836	1,634	3,204	3,684
Total Energy Services and Products	48,357	58,072	50,497	98,854	109,900
Advanced Technologies	765	737	830	1,595	1,503
Unallocated Expenses	1,182	1,034	1,159	2,341	2,568
Total Depreciation and Amortization	$50,304	$59,843	$52,486	$102,790	$113,971

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION

In addition to financial results determined in accordance with U.S. generally accepted accounting principles ("GAAP"), this Press Release also includes non-GAAP financial measures (as defined under SEC Regulation G). We have included Adjusted Net Income (Loss) and Diluted Earnings (Loss) per Share, each of which excludes the effects of certain specified items, as set forth in the tables that follow. As a result, these amounts are non-GAAP financial measures. We believe these are useful measures for investors to review because they provide consistent measures of the underlying results of our ongoing business. Furthermore, our management uses these measures as measures of the performance of our operations. We have also included disclosures of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDA Margins, 2019 EBITDA Estimates and Free Cash Flow, as well as the following by segment: Adjusted Operating Income and Margins, EBITDA, EBITDA Margins, Adjusted EBITDA and Adjusted EBITDA Margins. We define EBITDA Margin as EBITDA divided by revenue. Adjusted EBITDA and Adjusted EBITDA Margins as well as Adjusted Operating Income and Margin and related information by segment exclude the effects of certain specified items, as set forth in the tables that follow. EBITDA and EBITDA Margins, Adjusted EBITDA and Adjusted EBITDA Margins, and Adjusted Operating Income and Margin and related information by segment are each non-GAAP financial measures. We define Free Cash Flow as cash flow provided by operating activities less organic capital expenditures (i.e., purchases of property and equipment other than those in business acquisitions). We have included these disclosures in this press release because EBITDA, EBITDA Margins and Free Cash Flow are widely used by investors for valuation and comparing our financial performance with the performance of other companies in our industry, and the adjusted amounts thereof (as well as Adjusted Operating Income and Margin by Segment) provide more consistent measures than the unadjusted amounts. Furthermore, our management uses these measures for purposes of evaluating our financial performance. Our presentation of EBITDA, EBITDA Margins and Free Cash Flow (and the Adjusted amounts thereof) may not be comparable to similarly titled measures other companies report. Non-GAAP financial measures should be viewed in addition to and not as substitutes for our reported operating results, cash flows or any other measure prepared and reported in accordance with GAAP. The tables that follow provide reconciliations of the non-GAAP measures used in this press release to the most directly comparable GAAP measures.

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Net Income (Loss) and Diluted Earnings (Loss) per Share (EPS)

	For the Three Months Ended
	Jun 30, 2019		Jun 30, 2018		Mar 31, 2019
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
	(in thousands, except per share amounts)

Net income (loss) and diluted EPS as reported in accordance with GAAP	$(35,182)	$(0.36)	$(33,076)	$(0.34)	$(24,827)	$(0.25)
Pre-tax adjustments for the effects of:
Fixed asset write-offs	—		4,233		—
Intangible asset write-offs	—		3,458		—
Foreign currency (gains) losses	(59)		3,418		(614)
Total pre-tax adjustments	(59)		11,109		(614)

Tax effect on pre-tax adjustments at the applicable jurisdictional statutory rate in effect for respective periods	12		(2,173)		129
Discrete tax items
Share-based compensation	1		14		986
Uncertain tax positions	1,268		1,357		1,022
Valuation allowances	—		—		1,539
Other	2,436		(191)		(2,141)
Total discrete tax adjustments	3,705		1,180		1,406
Total of adjustments	$3,658		$10,116		$921
Adjusted Net Income (Loss)	$(31,524)	$(0.32)	$(22,960)	$(0.23)	$(23,906)	$(0.24)
Weighted average diluted shares outstanding utilized for Adjusted Net Income (Loss)		98,929		98,531		98,714

			For the Six Months Ended
			Jun 30, 2019		Jun 30, 2018
			Net Income	Diluted EPS	Net Income	Diluted EPS
			(in thousands, except per share amounts)

Net income (loss) and diluted EPS as reported in accordance with GAAP			$(60,009)	$(0.61)	$(82,209)	$(0.83)
Pre-tax adjustments for the effects of:
Fixed asset write-offs			—		4,233
Intangible asset write-offs			—		3,458
Foreign currency (gains) losses			(673)		11,733
Total pre-tax adjustments			(673)		19,424

Tax effect on pre-tax adjustments at the applicable jurisdictional statutory rate in effect for respective periods			141		(3,919)

Discrete tax items
Share-based compensation			987		1,820
Uncertain tax positions			2,290		1,261
Valuation allowances			1,539		—
Other			295		499
Total discrete tax adjustments			5,111		3,580
Total of adjustments			4,579		19,085
Adjusted Net Income (Loss)			$(55,430)	$(0.56)	$(63,124)	$(0.64)
Weighted average diluted shares outstanding utilized for Adjusted Net Income (Loss)				98,822		98,457

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and EBITDA Margins

	For the Three Months Ended			For the Six Months Ended
	Jun 30, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2019	Jun 30, 2018
	($ in thousands)

Net income (loss)	$(35,182)	$(33,076)	$(24,827)	$(60,009)	$(82,209)
Depreciation and amortization	50,304	59,843	52,486	102,790	113,971
Subtotal	15,122	26,767	27,659	42,781	31,762
Interest expense, net of interest income	8,351	5,852	6,820	15,171	12,631
Amortization included in interest expense	(335)	(333)	(340)	(675)	(1,107)
Provision (benefit) for income taxes	17,203	3,294	(3,152)	14,051	9,182
EBITDA	$40,341	$35,580	$30,987	$71,328	$52,468

Revenue	$495,781	$478,674	$493,886	$989,667	$895,087

EBITDA margin %	8%	7%	6%	7%	6%

2019 EBITDA Estimates

	Low	High
	(in thousands)
Income (loss) before income taxes	$(95,000)	(75,000)
Depreciation and amortization	210,000	210,000
Subtotal	115,000	135,000
Interest expense, net of interest income	35,000	35,000
EBITDA	$150,000	$170,000

Free Cash Flow

	For the Six Months Ended
	Jun 30, 2019	Jun 30, 2018
	(in thousands)
Net Income (loss)	$(60,009)	$(82,209)
Depreciation and amortization	102,790	113,971
Other increases (decreases) in cash from operating activities	29,928	(16,077)
Cash flow provided by operating activities	72,709	15,685
Purchases of property and equipment	(70,862)	(53,530)
Free Cash Flow	$1,847	$(37,845)

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Operating Income (Loss) and Margins by Segment

	For the Three Months Ended June 30, 2019
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$8,688	$7,413	$87	$(1,302)	$7,241	$(31,762)	$(9,635)
Adjusted Operating Income (Loss)	$8,688	$7,413	$87	$(1,302)	$7,241	$(31,762)	$(9,635)

Revenue	$120,363	$138,910	$75,104	$61,156	$100,248		$495,781
Operating income (loss) % as reported in accordance with GAAP	7%	5%	—%	(2)%	7%		(2)%
Operating income (loss)% using adjusted amounts	7%	5%	—%	(2)%	7%		(2)%

	For the Three Months Ended June 30, 2018
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$4,542	$2,295	$(10,358)	$3,357	$7,886	$(27,359)	$(19,637)
Adjustments for the effects of:
Fixed asset write-offs	617	1,531	2,085	—	—	—	4,233
Intangible assets write-offs	—	—	3,458	—	—	—	3,458
Total of adjustments	617	1,531	5,543	—	—	—	7,691
Adjusted Operating Income (Loss)	$5,159	$3,826	$(4,815)	$3,357	$7,886	$(27,359)	$(11,946)

Revenue	$107,426	$121,704	$78,036	$67,422	$104,086		$478,674
Operating income (loss) % as reported in accordance with GAAP	4%	2%	(13)%	5%	8%		(4)%
Operating income (loss)% using adjusted amounts	5%	3%	(6)%	5%	8%		(2)%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Operating Income (Loss) and Margins by Segment

	For the Three Months Ended March 31, 2019
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$1,418	$(476)	$2,892	$(713)	$9,599	$(34,434)	$(21,714)
Adjusted Operating Income (Loss)	$1,418	$(476)	$2,892	$(713)	$9,599	$(34,434)	$(21,714)

Revenue	$100,346	$128,844	$89,728	$60,689	$114,279		$493,886
Operating income (loss) % as reported in accordance with GAAP	1%	—%	3%	(1)%	8%		(4)%
Operating income (loss) % using adjusted amounts	1%	—%	3%	(1)%	8%		(4)%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Operating Income and Margins by Segment

	For the Six Months Ended June 30, 2019
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$10,106	$6,937	$2,979	$(2,015)	$16,840	$(66,196)	$(31,349)
Adjusted Operating Income (Loss)	$10,106	$6,937	$2,979	$(2,015)	$16,840	$(66,196)	$(31,349)

Revenue	$220,709	$267,754	$164,832	$121,845	$214,527		$989,667
Operating income (loss) % as reported in accordance with GAAP	5%	3%	2%	(2)%	8%		(3)%
Operating income (loss) % using adjusted amounts	5%	3%	2%	(2)%	8%		(3)%

	For the Six Months Ended June 30, 2018
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$2,144	$4,050	$(12,717)	$5,036	$9,554	$(54,853)	$(46,786)
Adjustments for the effects of:
Fixed asset write-offs	617	1,531	2,085	—	—	—	4,233
Intangible assets write-offs	—	—	3,458	—	—	—	3,458
Total of adjustments	617	1,531	5,543	—	—	—	7,691
Adjusted Operating Income (Loss)	$2,761	$5,581	$(7,174)	$5,036	$9,554	$(54,853)	$(39,095)

Revenue	$193,020	$248,392	$134,896	$128,710	$190,069		$895,087
Operating income (loss) % as reported in accordance with GAAP	1%	2%	(9)%	4%	5%		(5)%
Operating income (loss) % using adjusted amounts	1%	2%	(5)%	4%	5%		(4)%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and Adjusted EBITDA and Margins by Segment

	For the Three Months Ended June 30, 2019
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses and other	Total
	($ in thousands)
Operating income (loss) as reported in accordance with GAAP	$8,688	$7,413	$87	$(1,302)	$7,241	$(31,762)	$(9,635)
Adjustments for the effects of:
Depreciation and amortization	26,871	12,366	7,550	1,570	765	1,182	50,304
Other pre-tax	—	—	—	—	—	(328)	(328)
EBITDA	35,559	19,779	7,637	268	8,006	(30,908)	40,341
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	(59)	(59)
Total of adjustments	—	—	—	—	—	(59)	(59)
Adjusted EBITDA	$35,559	$19,779	$7,637	$268	$8,006	$(30,967)	$40,282

Revenue	$120,363	$138,910	$75,104	$61,156	$100,248		$495,781
Operating income (loss) % as reported in accordance with GAAP	7%	5%	—%	(2)%	7%		(2)%
EBITDA Margin	30%	14%	10%	—%	8%		8%
Adjusted EBITDA Margin	30%	14%	10%	—%	8%		8%

	For the Three Months Ended June 30, 2018
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses and other	Total
	($ in thousands)
Operating income (loss) as reported in accordance with GAAP	$4,542	$2,295	$(10,358)	$3,357	$7,886	$(27,359)	$(19,637)
Adjustments for the effects of:
Depreciation and amortization	28,269	14,914	13,053	1,836	737	1,034	59,843
Other pre-tax	—	—	—	—	—	(4,626)	(4,626)
EBITDA	32,811	17,209	2,695	5,193	8,623	(30,951)	35,580
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	3,418	3,418
Total of adjustments	—	—	—	—	—	3,418	3,418
Adjusted EBITDA	$32,811	$17,209	$2,695	$5,193	$8,623	$(27,533)	$38,998

Revenue	$107,426	$121,704	78,036	$67,422	$104,086		$478,674
Operating income (loss) % as reported in accordance with GAAP	4%	2%	(13)%	5%	8%		(4)%
EBITDA Margin	31%	14%	3%	8%	8%		7%
Adjusted EBITDA Margin	31%	14%	3%	8%	8%		8%
`

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and Adjusted EBITDA and Margins by Segment

	For the Three Months Ended March 31, 2019
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses and other	Total
	($ in thousands)
Operating income (loss) as reported in accordance with GAAP	$1,418	$(476)	$2,892	$(713)	$9,599	$(34,434)	$(21,714)
Adjustments for the effects of:
Depreciation and amortization	27,990	12,991	7,882	1,634	830	1,159	52,486
Other pre-tax	—	—	—	—	—	215	215
EBITDA	29,408	12,515	10,774	921	10,429	(33,060)	30,987
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	(614)	(614)
Total of adjustments	—	—	—	—	—	(614)	(614)
Adjusted EBITDA	$29,408	$12,515	$10,774	$921	$10,429	$(33,674)	$30,373

Revenue	$100,346	$128,844	$89,728	$60,689	$114,279		$493,886
Operating income (loss) % as reported in accordance with GAAP	1%	—%	3%	(1)%	8%		(4)%
EBITDA Margin	29%	10%	12%	2%	9%		6%
Adjusted EBITDA Margin	29%	10%	12%	2%	9%		6%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and Adjusted EBITDA and Margins by Segment

	For the Six Months Ended June 30, 2019
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses and other	Total
	($ in thousands)
Operating income (loss) as reported in accordance with GAAP	$10,106	$6,937	$2,979	$(2,015)	$16,840	$(66,196)	$(31,349)
Adjustments for the effects of:
Depreciation and amortization	54,861	25,357	15,432	3,204	1,595	2,341	102,790
Other pre-tax	—	—	—	—	—	(113)	(113)
EBITDA	64,967	32,294	18,411	1,189	18,435	(63,968)	71,328
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	(673)	(673)
Total of adjustments	—	—	—	—	—	(673)	(673)
Adjusted EBITDA	$64,967	$32,294	$18,411	$1,189	$18,435	$(64,641)	$70,655

Revenue	$220,709	$267,754	$164,832	$121,845	$214,527		$989,667
Operating income (loss) % as reported in accordance with GAAP	5%	3%	2%	(2)%	8%		(3)%
EBITDA Margin	29%	12%	11%	1%	9%		7%
Adjusted EBITDA Margin	29%	12%	11%	1%	9%		7%

	For the Six Months Ended June 30, 2018
	Remotely Operated Vehicles	Subsea Products	Subsea Projects	Asset Integrity	Advanced Tech.	Unallocated Expenses and other	Total
	($ in thousands)
Operating income (loss) as reported in accordance with GAAP	$2,144	$4,050	$(12,717)	$5,036	$9,554	$(54,853)	$(46,786)
Adjustments for the effects of:
Depreciation and amortization	55,911	28,939	21,366	3,684	1,503	2,568	113,971
Other pre-tax	—	—	—	—	—	(14,717)	(14,717)
EBITDA	58,055	32,989	8,649	8,720	11,057	(67,002)	52,468
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	11,733	11,733
Total of adjustments	—	—	—	—	—	11,733	11,733
Adjusted EBITDA	$58,055	$32,989	$8,649	$8,720	$11,057	$(55,269)	$64,201

Revenue	$193,020	$248,392	$134,896	$128,710	$190,069		$895,087
Operating income (loss) % as reported in accordance with GAAP	1%	2%	(9)%	4%	5%		(5)%
EBITDA Margin	30%	13%	6%	7%	6%		6%
Adjusted EBITDA Margin	30%	13%	6%	7%	6%		7%